                                                    Exhibit 23(a)



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 23, 1995 included in the Company's Form 10-K and Annual Report for the year ended December 31, 1994 and to all references to our Firm included in this Registration Statement.

                                            ARTHUR ANDERSEN LLP


Atlanta, Georgia
February 16, 1996